PACIFIC NORTHWEST DIVISION
Battelle Memorial Institute
Technology Deployment and Outreach
Attention PNNL IP Compliance Office
P.O. Box 999, Mailstop K1-71
902 Battelle Blvd.
Richland, WA 99352
Telephone: (509) 375-2075
Fax: (509) 372-4589
Email: complianceoffice@pnnl.gov

February 8, 2018 **VIA EMAIL .PDF**

Golden Share Mining Corporation
Attention Nick Zeng, CEO, Chairman & President
7-145 Riviera Drive
Markham, Ontario L3R 5J6
Canada

Email: nick.zeng@goldenshare.ca

RE : License Agreement No. 528131, **LETTER AMENDMENT 2**

Dear Mr. Zeng:

This letter confirms the desire of Golden Share Mining Corporation to amend Battelle License Agreement number 528131, to change the licensed PATENTS. The License Agreement is amended by changing Attachment 1 to the License Agreement as follows:

Attachment 1 – PATENTS as Amended

Title	**Country**	**Application Number**	**Patent Number**	**Grant Date**
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E, PatentMaster ID 7643)*	United States - (US)	12/892,693	8,628,880	01/14/2014
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 2, PatentMaster ID 8640)*	United States - (US)	14/261,262	9,077,011	07/07/2015

Title	Country	Application Number	Patent Number	Grant Date
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON, PatentMaster ID 8561)*	United States - (US)	14/105,823	9,123,931	09/01/2015
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 2, PatentMaster ID 8976)*	United States - (US)	14/815,037		
All-vanadium sulfate acid redox flow battery system (BATTELLE IPID 30584-E, PatentMaster ID 8957)*	United States - (US)	14/875,565		
All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E CN, PatentMaster ID 9253)*	China	2015800530918		
All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E CA, PatentMaster ID 9254)*	Canada	2,958,909		
All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E EP, PatentMaster ID 9255)*	European Patent Convention	15849294.2		
All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E IN, PatentMaster ID 9256)*	India	201737006170		
All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E JP, PatentMaster ID 9257)*	Japan	2017-518359		
All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E KR, PatentMaster ID 9258)*	South Korea	2017-7012166		
All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E AU, PatentMaster ID 9259)*	Australia	2015328395		
All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E BR, PatentMaster ID 9260)*	Brazil	BR1120170053 98-5		

***These Patents and Patent Applications arose under funding of the U.S. Government.**

The revised Attachment 1 is also attached hereto for your convenience.

All other provisions of the License Agreement shall remain unchanged.

Please review this Amendment 2 and confirm that you are in agreement with these changes. If you are in agreement with this proposed Amendment 2 to the License Agreement, please indicate your acceptance below and return one copy of this Letter Amendment by February 22, 2018, to:

Battelle Memorial Institute
Technology Deployment and Outreach
Attention PNNL IP Compliance Office
P.O. Box 999, Mailstop K1-71
902 Battelle Blvd.
Richland, WA 99352
Telephone: (509) 375-2075
Fax: (509) 372-4589
Email: complianceoffice@pnnl.gov

Sincerely,

BATTELLE MEMORIAL INSTITUTE		GOLDEN SHARE MINING CORPORATION	
BY	[signature]	BY	
PRINTED NAME	Peter C. Christensen	PRINTED NAME	
TITLE	Manager, Technology Commercialization	TITLE	
DATE	2/9/18	DATE	

Attachment 1 – PATENTS as Amended

Title	Country	Application Number	Patent Number	Grant Date
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E, PatentMaster ID 7643)*	United States - (US)	12/892,693	8,628,880	01/14/2014
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 2, PatentMaster ID 8640)*	United States - (US)	14/261,262	9,077,011	07/07/2015
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON, PatentMaster ID 8561)*	United States - (US)	14/105,823	9,123,931	09/01/2015
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 3, PatentMaster ID 8976)*	United States - (US)	14/815,037		
All-vanadium sulfate acid redox flow battery system (BATTELLE IPID 30584-E, PatentMaster ID 8957)*	United States - (US)	14/875,565		
All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E CN, PatentMaster ID 9253)*	China	2015800530918		
All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E CA, PatentMaster ID 9254)*	Canada	2,958,909		
All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E EP, PatentMaster ID 9255)*	European Patent Convention	15849294.2		
All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E IN, PatentMaster ID 9256)*	India	201737006170		
All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E JP, PatentMaster ID 9257)*	Japan	2017-518359		
All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E KR, PatentMaster ID 9258)*	South Korea	2017-7012166		
All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E AU, PatentMaster ID 9259)*	Australia	2015328395		

Title	Country	Application Number	Patent Number	Grant Date
All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E BR, PatentMaster ID 9260)*	Brazil	BR112017005398-5		

***These Patents and Patent Applications arose under funding of the U.S. Government.**

All other provisions of the License Agreement shall remain unchanged.

Please review this Amendment 2 and confirm that you are in agreement with these changes. If you are in agreement with this proposed Amendment 2 to the License Agreement, please indicate your acceptance below and return one copy of this Letter Amendment by February 22, 2018, to:

Battelle Memorial Institute
Technology Deployment and Outreach
Attention PNNL IP Compliance Office
P.O. Box 999, Mailstop K1-71
902 Battelle Blvd.
Richland, WA 99352
Telephone: (509) 375-2075
Fax: (509) 372-4589
Email: compliance office@pnnl.gov

Sincerely,

BATTELLE MEMORIAL INSTITUTE		GOLDEN SHARE MINING CORPORATION	
BY	[signature]	BY	[signature]
PRINTED NAME	Peter C. Christensen	PRINTED NAME	Nick N Zeng
TITLE	Manager, Technology Commercialization	TITLE	CEO
DATE	2/9/18	DATE	02/09/2018